UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 6, 2021

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40423	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

6480 Via Del Oro

San Jose CA 95119

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Put Option Agreement and Sale and Purchase Agreement

On August 6, 2021, Extreme Networks, Inc., a Delaware corporation (the “Company”) and Extreme Networks Ireland Holding Ltd., a limited liability company, incorporated under the laws of Ireland (“Extreme Ireland”), entered into a Put Option Agreement (the “Put Option Agreement”) with InfoVista SAS, a limited liability company (société par actions simplifiée) existing under the laws of France (the “Seller”), relating to the transfer of ownership of Ipanematech, a company organized under the laws of France and currently a subsidiary of the Seller (the “Target”). Appended to the Put Option Agreement is a form of sale and purchase agreement (the “SPA”) (the transaction being referred to as the “Acquisition”). The SPA provides for the Acquisition at a fixed purchase price of EUR 60,000,000, payable at closing of the Acquisition.

Under the Put Option Agreement, following completion of the consultation processes with the works council of the Seller, Extreme Ireland irrevocably undertook to execute and deliver the SPA (together with its respective annexes, schedules or appendixes) concurrently with the execution and delivery by the Seller on the date and location set forth in the put option exercise notice. In consideration for Extreme Ireland’s undertakings under the Put Option Agreement, the Seller granted the Company and Extreme Ireland an exclusivity undertaking for a duration of six months.

If the Put Option is exercised by the Seller, under the SPA, the Seller would make certain representations and warranties as to the organization and the ownership of the Target and other fundamentals and business representations and warranties and would agree to indemnify the Company, subject to certain exceptions and limitations set forth in the SPA, subject to certain deductions and exceptions and agreed indemnity caps.

The parties’ obligations to complete the transaction under the SPA is not subject to any closing conditions. The closing is expected to occur by no later than five business days after the execution of the SPA, which execution is subject to the completion of the works council consultation.

The foregoing description of the Put Option Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Put Option Agreement, to be attached as an exhibit to a subsequent report to be filed by the Company pursuant to the Securities Exchange Act of 1934, as amended. The above description has been included to provide investors and security holders with information regarding the terms of the Put Option Agreement. They are not intended to provide any other factual information about the Company, or its subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Put Option Agreement (including the appendixes) were and will be made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Put Option Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors in the Company. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or its subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Put Option Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties of the Company and its subsidiaries in the Put Option Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This communication may contain “forward-looking statements” including, without limitation, statements concerning plans, expectations, underlying assumptions and timing relating to the Acquisition, and other statements, which are not statements of historical facts. Forward-looking statements may be identified by the use of words like “expect,” “estimate,” “will,” “may,” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions about the Acquisition. Specific factors that could cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including those conditions related to works council approvals; costs related to the proposed Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals; the Company’s ability to successfully integrate the acquired businesses; the ongoing impact of the COVID-19 pandemic and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020, Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 and March 31, 2021, and other documents of the Company on file with the SEC (available at www.sec.gov). The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and are not a guarantee of future performance. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2021

EXTREME NETWORKS, INC.

By:	/s/ REMI THOMAS
Remi Thomas
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)